Exhibit 10.1

Debt Restructuring Agreement

DEBT RESTRUCTURING AGREEMENT

THIS AGREEMENT, dated this fifth day of March 2008 (the “Agreement”), is made by and among VIRAL GENETICS, INC., a Delaware corporation (the “Borrower”) and BEST INVESTMENTS, INC., a California corporation (the “Lender”) for the purpose of amending and continuing the obligations represented by the Notes referenced below.

W I T N E S S E T H:

WHEREAS, pursuant to certain promissory notes, (collectively the “Notes”) Borrower is indebted to Lender as of March 5, 2008 in the amount of $__________ representing the principal and accrued interest on the Notes as of such date (the “Loan Obligation”);

WHEREAS, the Notes are due on March 31, 2008;

WHEREAS, Borrower and Lender desire to amend and exchange the Notes to extend the maturity date, make the Borrower responsible for payment, allow Lender the option of exchanging the resulting debt obligation for equity securities of the Borrower, and permit the loan of additional funds by Lender from time to time;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

The Revolving Loan

1.1.           Restructuring of Debt.  The Notes are hereby tendered in exchange for and the Loan Obligation is hereby restated as the “Secured Revolving Credit Note” and is exchanged with Borrower effective March 5, 2008 as represented by the “Secured Revolving Credit Note” in the form attached hereto as Exhibit A.  Upon execution of this Agreement, Lender is delivering to Borrower the Notes.

1.2.           Manner of Payment.

(a)           Payment of principal, interest, and any other amount required to be paid to the Lender with respect to the Secured Revolving Credit Note, shall be made to the Lender in U.S. dollars and in immediately available funds on the date such payment is due.

(b)           The Secured Revolving Credit Note may be prepaid in whole or in part by Borrower at any time without penalty upon not less than 30 days nor more than 60 days advance written notice from Borrower to Lender specifying the date of prepayment (the “Prepayment Date”).  Prior to the Prepayment Date the Lender may, at its option, give written notice of exchange of the Secured Revolving Credit Note for securities of the Borrower as provided in Section 1.3, below, in which event payment shall be made by exchange pursuant to Section 1.3.

(c)           In the event that any payment hereunder or under the Secured Revolving Credit Note becomes due and payable on a day other than a business day, then such due date shall be extended to the next succeeding business day; provided that interest shall continue to accrue during the period of any such extension.  “Business day” means any day which is not a Saturday, Sunday or a day on which banks in the state of California are authorized or obligated by law, executive order or governmental decree to be closed.

1.3.           Exchange of Loan Obligation.  All or any portion of the then outstanding principal and accrued interest of the Secured Revolving Credit Note (“Exchanged Amount”), may be exchanged for Units at the election of the Lender at any time prior to the Maturity Date, as defined in the Secured Revolving Credit Note, by Lender giving written notice to Borrower specifying the date of exchange (the “Exchange Date”) not less than 30 days nor more than 60 days prior to Exchange Date. In exchange for each $1 of the Exchanged Amount so exchanged, Lender shall receive a number of Units equal to the Exchanged Amount divided by the Exchange Price. The Exchange Price shall be equal to the volume-weighted average closing price of the Borrower’s common stock for the 20 trading days immediately prior to the Exchange Date as reported on the NASD OTCBB, Pinksheets, or other market where Borrower’s common stock is then quoted for trading, provided that in the event no such quoted market exists, the Exchange Price shall be determined according to an independent appraisal ratified by the disinterested members of the Borrower’s board of directors. Each Unit is composed of one share of Borrower’s common stock and one warrant to purchase one share of Borrower’s voting common stock in the form attached hereto as Exhibit B (“Warrant”). The Warrant Price, as defined in the Warrant, shall be equal to the Exchange Price multiplied by 1.5.  An election made by the Lender to exchange the Loan Obligation for Units cannot be revoked by Lender without the written consent of Borrower.

(a)           On an Exchange Date the Lender shall deliver to the Borrower the Notice of Conversion in the form attached hereto as Annex A and the Borrower shall issue and deliver to the Lender the Units. Should such Notice of Conversion represent all of the remaining Loan Obligations, Lender shall deliver to Borrower the Secured Revolving Credit Note and all other instruments evidencing the Loan Obligation to the Borrower marked “paid in full.”

ARTICLE II

Representations and Warranties of Borrower

The Borrower represents and warrants that:

2.1.           Organization and Authority.

(a)           The Borrower is a corporation duly organized and validly existing under the laws of the jurisdiction of its formation;

(b)           The Borrower has the power and authority to execute, deliver and perform this Agreement, the Secured Revolving Credit Note, the Security Agreement, and all other associated documents; and

(c)           Each of this Agreement, the Security Agreement and Secured Revolving Credit Note is and shall be the legal, valid and binding obligation or agreement of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

2.2.           Loan Documents.  The execution, delivery, (or, as the case may be, reaffirmation) and performance by the Borrower of this Agreement, the Security Agreement, and the Secured Revolving Credit Note:

(a)           has been duly authorized by the disinterested members of the Board of Directors of the Borrower, and all other requisite corporate action of the Borrower required for the lawful execution, delivery, reaffirmation and performance thereof;

(b)           do not violate any provisions of (i) applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any governmental authority or arbitral authority binding on the Borrower or its properties, or (iii) the certificate of incorporation or bylaws of the Borrower;

(c)           does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which the Borrower is a party, or by which the properties or assets of the Borrower are bound and such conflict, breach or event of default could reasonably be expected to result in a material adverse effect on the business, properties or financial condition of the Borrower; and

(d)           will result in the creation or imposition of a lien upon substantially all of the properties and assets of the Borrower.

2.3.           Reports/ Untrue Statement.  Borrower has delivered to Lender a copy of Borrower’s annual report on Form 10-KSB for the year ended December 31, 2006, quarterly report on Form 10-QSB for the quarter ended September 30, 2007, and all reports of Form 8-K filed in the 12 months up to and including the date affixed hereof (collectively the “Reports”).  Neither this Agreement nor any of the Reports contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstances under which it was made, in order to make any such warranty, representation or statement contained therein not misleading.

ARTICLE III

Representations and Warranties of Lender

The Lender represents and warrants that:

3.1.           Authority.

(a)           The Lender has the power and authority to execute, deliver and perform this Agreement; and

(b)           This Agreement is and shall be the legal, valid and binding obligation or agreement of the Lender enforceable against the Lender in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

3.2.           Loan Documents.  The execution, delivery, (or, as the case may be, reaffirmation) and performance by the Lender of this Agreement:

(a)           does not violate any provisions of (i) applicable law, rule or regulation, or (ii) any judgment, writ, order, determination, decree or arbitral award of any governmental authority or arbitral authority binding on the Lender or its properties; and

(b)           does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which the Lender is a party, or by which the properties or assets of the Lender are bound and such conflict, breach or event of default could reasonably be expected to result in a material adverse effect on the business, properties or financial condition of the Lender.

3.3.           Accredited Investor.  Lender is an “accredited investor” as that term is defined in Rule 501 of regulation D promulgated under the Securities Act of 1933.

ARTICLE IV

Events of Default and Acceleration

4.1.           Events of Default.  If any one or more of the following events (herein called “Events of Default”) shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any governmental authority), that is to say:

(a)           if default shall be made in the due and punctual payment of the principal or interest of the Secured Revolving Credit Note, when and as the same shall be due and payable at maturity, by acceleration or otherwise; or

(b)           if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement (other than as described in clause (a) above) or any Borrower debt or obligation in excess of $100,000 and such default shall continue for 30 or more days after the earlier of receipt of notice of such default by the Borrower from the Lender; or

(c)           if any representation, warranty or other statement of fact contained in this Agreement or in any writing, certificate, report or statement at any time furnished to the Lender by or on behalf of the Borrower shall be false or misleading in any material respect when given; or

(d)           if the Borrower shall be unable to pay its debts generally as they become due, admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any insolvency statute, make an assignment for the benefit of its creditors, commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property, or file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute; or

(e)           if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower seeking liquidation, reorganization or arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower any proceeding or petition seeking reorganization, arrangement or similar relief under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty (60) days; or if the Borrower takes any action to indicate its consent to or approval of any such proceeding or petition; or

(f)           if (i) one or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in an aggregate amount in excess of $1,000,000 is rendered against the Borrower, or (ii) there is any attachment, injunction or execution against the Borrower’s properties for any amount in excess of $1,000,000 in the aggregate; and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of thirty (30) days; or

(g)           if any “person” or “group” (each as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934), either (A) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Securities Exchange Act or 1934), directly or indirectly, of voting stock of the Borrower (or securities convertible into or exchangeable for such voting stock) representing 50% or more of the combined voting power of all voting stock of the Borrower (on a fully diluted basis), or (B) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

(x)           the Lender, at its option, declare by notice to the Borrower the Secured Revolving Credit Note to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Lender, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Secured Revolving Credit Note to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (d) or (e) above, then the Secured Revolving Credit Note shall be immediately due and payable without the necessity of any action by the Lender; and

(y)           The Lender shall have all of the rights and remedies available under this Agreement, the Secured Revolving Credit Note or under any applicable law.

4.2.           Cumulative Rights.  No right or remedy herein conferred upon the Lender is intended to be exclusive of any other rights or remedies contained herein, in the Secured Revolving Credit Note or the Security Agreement, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

4.3.           No Waiver.  No course of dealing between the Borrower and any Lender, or any failure or delay on the part of the Lender in exercising any rights or remedies under this Agreement, the Security Agreement, the Secured Revolving Credit Note or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

ARTICLE V

Miscellaneous

5.1.           Assignment.  The Lender may assign to one or more persons all or a portion of its rights, obligations or rights and obligations under this Agreement (including, without limitation, all or a portion of its Secured Revolving Credit Note).  Upon execution, delivery, and acceptance of such assignment, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of the Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement.  Upon the consummation of any assignment pursuant to this Section, the assignor and the Borrower shall make appropriate arrangements so that, if required, new notes are issued to the assignor and the assignee.  If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of taxes that may be required by the Internal Revenue Code of 1986.

5.2.           Notices.  Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of delivery to such telefacsimile number for such party, and the receipt of such message is verified by the sender’s telefacsimile machine, or (iii) on the fifth business day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

(a)	if to the Borrower:	Viral Genetics, Inc.
1321 Mountain View Circle
Azusa, California 91702
		Telephone:	(626) 334-5310
		Fax:	(626) 334-5324

(b)	if to the Lender:	Best Investments, Inc.
1321 Mountain View Circle
Azusa, California 91702
		Telephone:	(626) 334-5310
		Fax:	(626) 334-5324

5.3.           Survival.  All covenants, agreements, representations and warranties made herein shall survive the making by the Lender of the Secured Revolving Credit Note and the execution and delivery to the Lender of this Agreement and the Secured Revolving Credit Note and shall continue in full force and effect so long as the Secured Revolving Credit Note remain outstanding.

5.4.           Amendments.  No amendment, modification or waiver of any provision of this Agreement or the Secured Revolving Credit Note and no consent by the Lender to any departure there from by the Borrower shall be effective unless such amendment, modification or waiver shall be in writing and signed by the Lender, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing.

5.5.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

5.6.           Termination.  The termination of this Agreement shall not affect any rights of the Borrower or Lender, or any obligation of the Borrower or Lender arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the obligations arising prior to or after such termination have been irrevocably paid in full.

5.7.           Severability.  If any provision of this Agreement or the Secured Revolving Credit Note shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

5.8.           Entire Agreement.  This Agreement, together with the exhibits hereto, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto.

5.9.           Governing Law; Waiver of Jury Trial.

(a)           THIS AGREEMENT, THE SECURITY AGREEMENT, AND THE SECURED REVOLVING CREDIT NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE NOTWITHSTANDING ITS EXECUTION AND DELIVERY OUTSIDE SUCH STATE.

(b)           THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE STATE OF CALIFORNIA, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

(c)           THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 5.2 HEREIN, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF CALIFORNIA.

(D)           IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR THE SECURED REVOLVING CREDIT NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING, THE BORROWER AND THE LENDER HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING.

5.10.         Third Party Beneficiaries.  No Person other than the parties hereto shall be entitled to claim any right or benefit under this Agreement, including, without limitation, the status of third-party beneficiary of this Agreement and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement

5.11.         Rules of Interpretation.

(a)           The headings and subheadings used herein are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

(b)           Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

(c)           All definitions set forth herein shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

(d)           When used herein, words such as “hereunder”, “hereto”, “hereof” and “herein” and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of this Agreement and not to any particular article, section, subsection, paragraph or clause thereof.

(e)           References to “including” means including without limiting the generality of any description preceding such term.

[signature page follows]

[signature page to Debt Restructuring Agreement dated March 5, 2008]

IN WITNESS WHEREOF, the parties hereto have caused this instrument, made as of the date affixed hereof, to be executed and delivered by a duly authorized officer.

VIRAL GENETICS, INC.

By:
Duly Authorized Officer

BEST INVESTMENTS, INC.

Haig Keledjian

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal of the Secured Revolving Credit Note pursuant to Section 1.3 of the Debt Restructuring Agreement to which this into shares and warrants to acquire shares of common stock, par value $0.001 per share (the “Common Stock”), of Viral Genetics, Inc., a Delaware corporation,  according to the conditions hereof, as of the date written below.  If shares and warrants are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note to be Converted:

Number of shares of Common Stock to be issued:

Number of warrants to acquire shares of Common Stock to be issued:

Signature:

Name:

Address:

EXHIBIT A

SECURED REVOLVING CREDIT NOTE

FOR VALUE RECEIVED, Viral Genetics, Inc., (“Borrower”), whose address is 1321 Mountain View Circle, Azusa, California, 91702, promises to pay to the order of Best Investments, Inc. (“Lender”), and its successors and assigns, whose address is c/o 1321 Mountain View Circle, Azusa, California, 91702, in lawful money of the United States of America, the principal sum of --- DOLLARS ($_____) (the “Initial Principal”), together with (a) such additional amounts as are added to the Initial Principal from the date hereof as provided under Section 1(b) herein plus (b) interest at the Interest Rate as provided herein and less (c) any payments of principal and accrued interest made as provided herein prior to the Maturity Date including amounts exchanged for Units under the terms of the Debt Restructuring Agreement to which this Secured Revolving Credit Note is attached.  This Secured Revolving Credit Note is issued in replacement of the Notes in favor of the Lender referred to in the Debt Restructuring Agreement (the “Agreement”) between the parties of even date herewith and does not constitute a novation of the indebtedness evidenced thereby. This Secured Revolving Credit Note is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Loan Obligation evidenced hereby is made and is to be repaid.

1.             Payment and Advance Terms.

(a)           Borrower shall pay to Lender the entire principal balance under this Secured Revolving Credit Note and all interest accrued thereon on or before June 30, 2013 (the “Maturity Date”), which may be amended as described herein.  Borrower shall pay all amounts due under this Secured Revolving Credit Note in lawful money of the United States of America and without set-off, deduction, demand or notice.

(b)           On or before the Maturity Date, from time to time Lender may offer, and Borrower may accept, additional advances in cash, in kind, via tender of other debts of Borrower held by Lender, or other form. Any additional advances shall be added to the then outstanding principal hereunder and interest shall accrue on such advances from the date they are received by Borrower.

2.             Interest.  All unpaid principle balances under this Secured Revolving Credit Note  shall bear interest (the “Interest Rate”) at a rate equal to five percent (5%) per annum.  Interest shall be computed on the actual number of days elapsed (including the first day but excluding the last day) on the basis of a three hundred sixty-five (365) day year.  Interest shall be payable on the Maturity Date.

3.             Application of Payments.  Payments will be applied first to any costs and expenses (including reasonable attorneys' fees) incurred by Lender in connection with the collection of amounts owing pursuant to this Secured Revolving Credit Note , next to payment of accrued interest, and then to reduction of principal.  All payments shall be made to Lender at the above-specified address until receipt of notice from Lender to the contrary.

4.             Default Rate.  Upon the occurrence of an Event of Default, Lender shall be entitled to receive, and Borrower shall pay to Lender, interest on the outstanding principal balance and any other advances or charges advanced by Lender at a per annum rate equal to the lesser of (a) twelve percent (12%), or (b) the maximum interest rate which Borrower may by law pay (the “Default Rate”).  The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which due an owing under this Secured Revolving Credit Note  are paid in full.  Interest calculated at the Default Rate shall be secured by the other Loan Documents (defined below).  The preceding sentence, however, shall not be construed as an agreement or privilege to extend the date of the any payment due hereunder, or as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

5.             Prepayment.  Borrower shall have the right to prepay this Secured Revolving Credit Note  in whole or in part without the prior written consent of Lender at any time by providing notice as provided for in the Debt Restructuring Agreement to which this Secured Revolving Credit Note  is attached.

6.             Security Interest.  This Secured Revolving Credit Note is secured by, among other things, that certain Security Agreement of even date herewith (“Security Agreement”) encumbering all of the assets of Borrower.  Lender acknowledges that their security interest is and shall be subordinate to the security interest associated with Secured Convertible Debentures held by certain creditors of Borrower until such obligations are satisfied by Borrower or liens are released by such creditors. Except as otherwise provided herein, capitalized terms used in this Secured Revolving Credit Note  shall have the same meanings as are assigned to such terms in the Security Agreement.  This Secured Revolving Credit Note, the Security Agreement and all other documents related hereto are referred to herein sometimes collectively as the “Loan Documents.”

7.             Default.  Any one of the following occurrences shall constitute an “Event of Default” under this Secured Revolving Credit Note :

(a)           The failure of Borrower to repay all outstanding principal or accrued interest on or before the Maturity Date;

(b)           The failure of Borrower to promptly perform any obligation of Borrower under or the existence of an Event of Default as defined in any of the Loan Documents within thirty (30) days of notice from Lender; or

(c)           Borrower becomes insolvent, bankrupt or generally fails to pay its debts as such debts become due; is adjudicated insolvent or bankrupt; admits in writing its inability to pay its debts; or shall suffer a custodian, receiver or trustee for it or substantially all of its property to be appointed and if appointed without its consent, not be discharged within sixty (60) consecutive days; makes an assignment for the benefit of creditors; or suffers proceedings under any law related to bankruptcy, insolvency, liquidation or the reorganization, readjustment or the release of debtors to be instituted against it and if contested by it not dismissed or stayed within sixty (60) consecutive days; if proceedings under any law related to bankruptcy, insolvency, liquidation, or the reorganization, readjustment or the release of debtors is instituted or commenced by or against Borrower; if any order for relief is entered relating to any of the foregoing proceedings; if Borrower shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or if Borrower shall by any act or failure to act indicate its consent to, approval of or acquiescence in any of the foregoing.

8.             Remedies.  Upon the happening and during the continuation of any Event of Default, (i) Lender may, at its sole option, declare the entire principal and any unpaid accrued interest immediately due and payable in full; (ii) interest shall accrue on all amounts due hereunder at the Default Rate until paid in full or such Event of Default is cured; and (iii) Lender shall have and may exercise any and all rights and remedies available hereunder, at law and in equity, together with any and all rights and remedies provided in any Loan Document.  The acceptance of any installment or payment after the occurrence of an Event of Default or event giving rise to the right of acceleration provided for herein shall not constitute a waiver of such right of acceleration with respect to such Event of Default or event or any subsequent Event of Default.  The remedies of Lender, as provided herein or in any Loan Document, shall be cumulative and concurrent, and may be pursued singularly, successively or together, at the sole discretion of Lender, and may be exercised as often as occasion therefore shall arise.  Any act, omission or commission of Lender, including, specifically, any failure to exercise any right, remedy or recourse, shall be released and be effected only through a written document executed by Lender and then only to the extent specifically recited therein.  A waiver or release with reference to any one event shall not be construed as continuing, as a bar to, or as a waiver or release of, any subsequent right, remedy or recourse as to a subsequent event.

9.             Collection Costs.  If one or more Events of Default (or any event which with notice or passage of time or both would constitute an Event of Default) hereunder shall occur and continues, Borrower promises to pay all collection costs, including but not limited to all reasonable attorneys' fees, court costs, and expenses of every kind, incurred by Lender in connection with such collection or the protection or enforcement of any or all of the security for this Secured Revolving Credit Note , whether or not any lawsuit is filed with respect thereto (including costs and reasonable attorneys’ fees on any appeals or in any bankruptcy proceedings).

10.           Miscellaneous.

(a)           Successors and Assigns.  This Secured Revolving Credit Note  inures to the benefit of Lender and its successors or assigns, and binds Borrower, and its respective permitted successors and assigns, and the words “Lender” and “Borrower” whenever occurring herein shall be deemed and construed to include such respective successors and assigns.

(b)           Severability.  Any term or provision of this Secured Revolving Credit Note  that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation or in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision of this Secured Revolving Credit Note  is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to and shall, subject to the discretion of such court, reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

(c)           Waiver.  To the fullest extent permitted by law, Borrower hereby waives all valuation and appraisement privileges, presentment and demand for payment, protest, notice of protest and nonpayment, dishonor and notice of dishonor, bringing of suit, lack of diligence or delays in collection or enforcement of this Secured Revolving Credit Note  and notice of the intention to accelerate, the release of any liable party, the release of any security for the indebtedness evidenced hereby, and any other indulgence or forbearance, and is and shall be directly and primarily liable for the amount of all sums owing and to be owed hereon, and agrees that this Secured Revolving Credit Note  and any or all payments coming due hereunder may be extended or renewed from time to time without in any way affecting or diminishing Borrower's liability hereunder.

(d)           Notices.  All notices required to be given to any of the parties hereunder shall be in writing and shall be delivered (a) by personal delivery, with receipt acknowledged; (b) by telecopier or electronic mail (with original copy to follow as set forth herein); (c) by reputable overnight commercial courier service; or (d) by United States registered or certified mail, return receipt requested, postage prepaid, to the parties at the addresses as set forth at the first of this Secured Revolving Credit Note  (subject to the right of a party to designate a different address for itself by notice similarly given).  Any notice so given by United States mail shall be deemed to have been given on the second business day after the same is deposited in the United States mail as registered or certified mail, addressed as above provided, with postage thereon fully prepaid.  Any notice given personally, by telecopier or e-mail, or by reputable overnight commercial courier service, shall be deemed to be given upon receipt of the same by the party to whom the same is to be given.  Whenever the giving of notice is required, the giving of such notice may be waived in writing by the party entitled to receive such notice.

(e)           Entire Agreement.  This Secured Revolving Credit Note  (together with the Loan Documents) contains the entire agreement between the parties with respect to the subject matter hereof and thereof.

(f)            Modification of Agreement.  This Secured Revolving Credit Note  may not be modified, altered or amended, except by an agreement in writing signed by both Borrower and Lender.

(g)           Releases by Borrower.  Borrower hereby releases Lender from all technical and procedural errors, defects and imperfections whatsoever in enforcing the remedies available to Lender upon a default by Borrower hereunder.

(h)           Remedies Not Exclusive.  No remedy herein conferred upon or reserved to Lender is intended to be exclusive of any other remedy or remedies available to Lender under this Secured Revolving Credit Note , at law, in equity or by statute, and each and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter existing at law, in equity or by statute.

(i)            Governing Law.  This Secured Revolving Credit Note  shall be governed by and construed under the laws of the State of California without giving effect to the choice of law provisions thereof.

(j)            Consent to Jurisdiction.  Borrower hereby consents that any action or proceeding against it may be commenced and maintained in any Federal or state court sitting in Los Angeles County, California, and that such courts shall have jurisdiction with respect to the subject matter hereof and the person of Borrower and the collateral securing Borrower’s obligations hereunder.

(k)           Time of Essence.  Time is of the essence of this Secured Revolving Credit Note  and all of the obligations hereunder.

(l)             Headings.  The headings of the sections of this Secured Revolving Credit Note  are inserted for convenience only and do not constitute a part of this Secured Revolving Credit Note .

(m)           Waiver of Jury Trial.  BORROWER AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES, RELINQUISHES AND FOREVER FORGOES HEREBY THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY EITHER OF THEM AGAINST THE OTHER BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO OR IN CONNECTION WITH THIS SECURED REVOLVING CREDIT NOTE , OR ANY COURSE OF CONDUCT, ACT, OMISSION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, SUCH PERSON’S DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH SUCH PERSON), IN CONNECTION WITH THIS SECURED REVOLVING CREDIT NOTE , INCLUDING, WITHOUT LIMITATION, IN ANY COUNTERCLAIM WHICH BORROWER MAY BE PERMITTED TO ASSERT HEREUNDER OR WHICH MAY BE ASSERTED BY LENDER OR ITS AGENTS AGAINST BORROWER, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.  THIS WAIVER BY BORROWER OF ITS RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER UNDER THIS SECURED REVOLVING CREDIT NOTE ..

(n)           Secured Revolving Credit Note  for Business or Commercial Purpose.  BORROWER EXPRESSLY WARRANTS AND REPRESENTS TO LENDER THAT THIS SECURED REVOLVING CREDIT NOTE  IS INTENDED FOR AND WILL BE USED FOR A BUSINESS OR COMMERCIAL PURPOSE AND THAT THIS SECURED REVOLVING CREDIT NOTE  IS NOT INTENDED FOR A CONSUMER, PERSONAL, FAMILY OR HOUSEHOLD PURPOSE.

(o)           Authority.  Borrower (and the undersigned representative of Borrower, if any) represents and warrants that it has full power and authority to execute and deliver this Secured Revolving Credit Note , and the execution and delivery of this Secured Revolving Credit Note  has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower.

IN WITNESS WHEREOF, Borrower has executed and delivered this Secured Revolving Credit Note  effective as of the date first above written.

BORROWER:

VIRAL GENETICS, INC.

By
Haig Keledjian, President and CEO

EXHIBIT B

Form of Warrant

VIRAL GENETICS, INC.

Warrant for the Purchase of
Shares of Common Stock

2 Par Value $0.0001

WARRANT AGREEMENT

THE HOLDER OF THIS WARRANT, BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE WARRANT AND COMMON STOCK ISSUABLE UPON EXERCISE OF THE WARRANT, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE.  THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE SECURITIES ACT OR THE LAWS OF THE APPLICABLE STATE OR A “NO ACTION” OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND SUCH STATE STATUTES.

This is to certify that, for value received, Best Investments, Inc. (the “Holder”) is entitled to purchase from VIRAL GENETICS, INC., a Delaware corporation (the “Company”), on the terms and conditions hereinafter set forth, all or any part of [insert number of Units] shares (“Warrant Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), at a purchase price of [insert Exchange Price multiplied by 1.5] per share (“Warrant Price”).  Upon exercise of this warrant in whole or in part, a certificate for the Warrant Shares so purchased shall be issued and delivered to the Holder.  If less than the total warrant is exercised, a new warrant of similar tenor shall be issued for the unexercised portion of this warrant.  By acceptance hereof, the Holder agrees to be bound by the terms and conditions of this warrant.

This warrant is granted subject to the following further terms and conditions:

1.            This warrant shall vest and be exercisable immediately, and shall expire at 5:00 pm Pacific Time on the date that is five years from the date this warrant is signed.  In order to exercise this warrant with respect to all or any part of the Warrant Shares for which this warrant is at the time exercisable, Holder must take the following actions:

(a)           Deliver to the Corporate Secretary of the Corporation an executed notice of exercise in substantially the form of notice attached to this Agreement (the “Exercise Notice”) in which there is specified the number of Warrant Shares that are to be purchased under the exercised warrant.

(b)           Pay the aggregate Warrant Price for the purchased shares through one or more of the following alternatives:

(i)	full payment in cash or by check made payable to the Corporation’s order;

(ii)	full payment in shares of Common Stock valued at Fair Market Value on the Exercise Date (as such term is defined below);

(iii)	full payment through a combination of shares of Common Stock valued at Fair Market Value on the Exercise Date and cash or check payable to the Company’s order; or

(iv)
full payment effected through a broker-dealer sale and remittance procedure pursuant to which Holder shall provide concurrent irrevocable written instructions (i) to a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Warrant Price payable for the purchased shares and (ii) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

(c)           Furnish to the Corporation appropriate documentation that the person or persons exercising the warrant (if other than Holder) have the right to exercise this warrant.

(d)           For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company.  Except to the extent the sale and remittance procedure specified above is utilized in connection with the warrant exercise, payment of the Warrant Price for the purchased shares must accompany such Exercise Notice.

(e)           For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)
If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the mean between the highest "bid" and lowest "offered" quotations of a share of Common Stock on such date (or if none, on the most recent date on which there were bid and offered quotations of a share of Common Stock), as reported by the Nasdaq National Market or any successor system.

(ii)
If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

(iii)
If the Common Stock is not listed on such date on any national securities exchange nor included in the Nasdaq National Market, but is traded in the over-the-counter market, the highest "bid" quotation of a share of Common Stock on such date (or if none, on the most recent date on which there were bid quotations of a share of Common Stock), as reported on the Nasdaq Smallcap Market or the NASD OTC Bulletin Board, as applicable.

(f)           Upon such exercise, the Company shall issue and cause to be delivered with all reasonable dispatch (and in any event within three business days of such exercise) to or upon the written order of the Holder at its address, and in the name of the Holder, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise together with such other property (including cash) and securities as may then be deliverable upon such exercise.  Such certificate or certificates shall be deemed to have been issued and the Holder shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.

2.            The Warrant Shares have not and may not be registered as of the date of exercise of this warrant under the Securities Act or the securities laws of any state.  This warrant and the Warrant Shares issuable on exercise of the warrant, when and if issued, are and may be “restricted securities” as defined in Rule 144 promulgated by the Securities and Exchange Commission and must be held indefinitely unless subsequently registered under the Securities Act and any other applicable state registration requirements, or an exemption from such registration requirements for resale is available.  The Company is under no obligation to register the securities under the Securities Act or under applicable state statutes.  In the absence of such a registration or an available exemption from registration, sale of the Warrant Shares will be prohibited.  The Holder shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this warrant.

3.            The Company, during the term of this Agreement, will obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement.

4.            The number of Warrant Shares purchasable upon the exercise of this warrant and the Warrant Price per share shall be subject to adjustment from time to time subject to the following terms.  If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share Warrant Price thereof, which may be issued to the Holder under this Agreement upon exercise of the warrants granted under this Agreement.  The purchase rights represented by this warrant shall not be exercisable with respect to a fraction of a share of Common Stock.  Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to this warrant shall be rounded up to the nearest whole share.

5.            The Company covenants and agrees that all Warrant Shares which may be delivered upon the exercise of this warrant will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof; provided, that the Company shall have no obligation with respect to any income tax liability of the Holder.

6.            The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of Warrant Shares issuable upon the exercise of this and all other warrants of like tenor and other convertible securities then outstanding.

7.            This warrant shall not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until or unless, and except to the extent that, this warrant shall be exercised.

8.            The Company may deem and treat the registered owner of this warrant as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

9.            In the event that any provision of this Agreement is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

10.           This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the principles of conflicts of law thereof.

11.           In case this warrant shall be mutilated, lost, stolen, or destroyed, the Company may at its discretion issue and deliver in exchange and substitution for and on cancellation of the mutilated warrant, or in lieu of and substitution for the warrant lost, stolen, or destroyed, a new warrant of like tenor and representing an equivalent right or interest; but only on receipt of evidence satisfactory to the Company of such loss, theft, or destruction of this warrant and indemnity satisfactory to the Company.  The Holder shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

12.           This Agreement shall be binding on and inure to the benefit of the Company and the person to whom a warrant is granted hereunder, and such person’s heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

IN WITNESS WHEREOF, the Company has caused this warrant to be executed by the signature of its duly authorized officer, effective this _____ day of _______________________ 200__.

VIRAL GENETICS, INC.

By
Duly Authorized Officer

Exercise Notice
(to be signed only upon exercise of warrant)

TO:         VIRAL GENETICS, INC.

The Holder of the attached warrant hereby irrevocable elects to exercise the purchase rights represented by the warrant for, and to purchase thereunder, ________________________________ shares of common stock of Viral Genetics, Inc., and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Holder at:

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

If acquired without registration under the Securities Act of 1933, as amended (“Securities Act”), the Holder represents that the Common Stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act and applicable state statutes, and that the Holder has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.  The Holder understands that the Common Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the Common Stock may, under certain circumstances, be inconsistent with these exemptions. The Holder acknowledges that the Common Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or an exemption from such registration is available.  The Company is under no obligation to register the Common Stock under the Securities Act, except as provided in the Agreement for the warrant.  The certificates representing the Common Stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

The Holder agrees and acknowledges that this purported exercise of the warrant is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

DATED this ________ day of ________________________________, __________.

_______________________________________
Signature

Transfer Form

FOR VALUE RECEIVED, _________________________________________________ hereby sell, assign, and transfer  unto

_____________________________________________________________________________________________________

_____________________________________________________________________________________________________

____________________________________________________________________________________________________,

warrants to purchase shares of the Common Stock of Viral Genetics, Inc., represented by the within instrument, and do hereby irrevocably constitute and appoint:

_____________________________________________________________________________________________________

to transfer said warrants stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________________________________, _______________.

________________________________________

In presence of

_________________________________________